MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                     MERRILL LYNCH GOVERNMENT BOND V.I. FUND

                   Supplement dated September 20, 2002 to the
                          Prospectus dated May 1, 2002


The information appearing in the section entitled "Details About the Fund--How the Fund Invests" under the caption "About the Portfolio Managers," appearing on page 7, is amended by deleting such information and adding the following:

                  Frank Viola is a co-portfolio manager of the Fund. Mr. Viola has been a Managing Director of Merrill Lynch Investment Managers since 2001 and a portfolio manager with MLIM since 1997. Mr.
                  Viola has been responsible for the management of the Fund since 2002.

                  Thomas Musmanno is a co-portfolio manager of the Fund. Mr. Musmanno has been a Vice President of
                  MLIM since 1996. He was a Derivatives and Structured Products Specialist with MLIM from 2000 to
                  2002 and was a portfolio manager with MLIM from 1996 to 2000. Mr. Musmanno has been responsible for the management of the Fund since 2002.